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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A



                                AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  APRIL 3, 1998
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                                (DATE OF REPORT)


                                PLD TELEKOM INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          DELAWARE                      0-20444                   13-3950002
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(STATE OR OTHER JURISDICTION OF       (COMMISSION              (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)        FILE NUMBER)                  ID NO.)

            680 FIFTH AVENUE, 24TH FLOOR
            NEW YORK, NEW YORK                                     10019
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


                                 (212) 262-6060
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)

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           This Form 8-K/A amends the Current Report on Form 8-K of PLD Telekom
Inc. (the "Registrant") filed with the Securities and Exchange Commission on April 3, 1998 (the "Form 8-K").


           The Registrant is filing this amendment solely for the purpose of correcting certain typographical errors in Note 17 to the Registrant's consolidated financial statements which were filed as Exhibit 99.1 to the Form 8-K. The Registrant's consolidated financial statements are being refiled, including the amended Note 17, as Exhibit 99.1 to this Form 8-K/A.


ITEM 5.    OTHER EVENTS.

           Pursuant to a request dated as of the date of this Current Report, the Registrant has requested relief from the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") relating to certain of its subsidiaries which are guarantors of the Registrant's outstanding 14% Senior Discount Notes due 2004 and 9% Convertible Subordinated Notes due 2006. Specifically, the Registrant has requested relief from the requirements of providing separate financial information in the Registrant's financial statements in filings made under the Securities Act of 1933, as amended, and from the reporting and informational requirements of Section 13 and 15(d) of the Securities Exchange Act of 1934, as amended, with respect to those subsidiaries.

           In connection with this request for relief, and to comply with one of the conditions which the Commission has stated in the past is a condition to such relief, the Registrant's audited Consolidated Financial Statements (as filed on March 31, 1997 as part of the Company's Annual Report on Form 10-K for the year ended December 31, 1997) (the "Financial Statements") have been supplemented to include, as Note 17, condensed consolidating financial information for the Registrant, the guarantor subsidiaries and the non-guarantor subsidiaries.

           The Financial Statements, as supplemented only by the addition of
Note 17, are attached to this Current Report as Exhibit 99.1 and made a part hereof.

           No other changes to the Financial Statements, as filed as part of the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997, or any other part of such Annual Report on Form 10-K have been made.

           In addition, the Company is filing herewith the consolidated financial statements of certain of its wholly owned subsidiaries which are pledgees under the terms of the Company's outstanding 14% Senior Discount Notes due 2004 and 9% Convertible Subordinated Notes due 2006, namely NWE Capital (Cyprus) Limited, Technocom Limited and Wireless Technology Corporations Limited. These financial statements are being filed as Exhibits to this Report in order to facilitate the filing of certain registration statements of the Company being filed as of the date hereof and the incorporation by reference of those financial statements into future registration statements of the Company.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (a)   Financial Statements of Businesses Acquired:  None

     (b)   Pro Forma Financial Information:  None

     (c)   Exhibits:


           23.1    Consent of KPMG Peat Marwick LLP.

           23.2    Consent of KPMG.


           99.1    Consolidated Financial Statements of PLD Telekom Inc.


           99.2 Consolidated Financial Statements of NWE Capital (Cyprus) Limited.*



           99.3    Consolidated Financial Statements of Technocom Limited.*



           99.4 Consolidated Financial Statements of Wireless Technology Corporations Limited.*


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* Previously filed as an Exhibit to the Company's Current Report on Form 8-K
  filed with the Commission on April 3, 1998.



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PLD TELEKOM INC.


Date:  April 8, 1998                      By: /s/ Simon Edwards
                                             ---------------------------------
                                                  Simon Edwards
                                                  Chief Financial Officer and
                                                  Treasurer









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                                  EXHIBIT INDEX

            Exhibit

            23.1      Consent of KPMG Peat Marwick LLP.

            23.2      Consent of KPMG.

            99.1      Consolidated Financial Statements of PLD Telekom Inc.




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